Third Quarter

Financial Supplement

September 30, 2012

METLIFE, INC.

NOTE TO FINANCIALS

This Quarterly Financial Supplement (“QFS”) includes certain operating and statistical measures, such as sales and product spreads, among others, to provide supplemental data regarding the performance of our current business. Operating earnings is the measure of segment profit or loss we use to evaluate segment performance and allocate resources. Consistent with accounting principles generally accepted in the United States of America (“GAAP”) accounting guidance for segment reporting, operating earnings is our measure of segment performance. Operating earnings is also a measure by which senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans.

Operating earnings is defined as operating revenues less operating expenses, both net of income tax. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends.

Operating revenues and operating expenses exclude results of discontinued operations and other businesses that have been or will be sold or exited by MetLife, Inc. (“Divested businesses”). Operating revenues also excludes net investment gains (losses) (“NIGL”) and net derivative gains (losses) (“NDGL”). Operating expenses also excludes goodwill impairments.

The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:

•

Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (“Unearned revenue adjustments”) and certain variable annuity guaranteed minimum income benefits (“GMIB”) fees (“GMIB fees”);

•

Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments but do not qualify for hedge accounting treatment (“Investment hedge adjustments”), (ii) includes income from discontinued real estate operations, (iii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method (“Joint venture adjustments”), (iv) excludes certain amounts related to contractholder-directed unit-linked investments (“Unit-linked contract income”), and (v) excludes certain amounts related to securitization entities that are variable interest entities (“VIEs”) consolidated under GAAP (“Securitization entities income”); and

•	Other revenues are adjusted for settlements of foreign currency earnings hedges.
The following additional adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:
•

Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and NDGL (“PDO adjustments”), (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets (“Inflation adjustments and pass through adjustments”), (iii) benefits and hedging costs related to GMIBs (“GMIB costs”), and (iv) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);

•

Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (“PAB hedge adjustments”) and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments (“Unit-linked contract costs”);

•

Amortization of deferred policy acquisition costs (“DAC”) and value of business acquired (“VOBA”) excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments;

•	Amortization of negative VOBA excludes amounts related to Market value adjustments;
•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities debt expense”); and
•

Other expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements (“Regulatory implementation costs”), and (iii) acquisition and integration costs.

We believe the presentation of operating earnings and operating earnings available to common shareholders as we measure it for management purposes enhances the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business. Operating revenues, operating expenses, operating earnings, operating earnings available to common shareholders, operating earnings available to common shareholders per diluted common share, book value per common share, excluding accumulated other comprehensive income (loss) (“AOCI”), and book value per diluted common share, excluding AOCI, should not be viewed as substitutes for the following financial measures calculated in accordance with GAAP: GAAP revenues, GAAP expenses, GAAP income (loss) from continuing operations, net of income tax, GAAP net income (loss) available to MetLife, Inc.’s common shareholders, GAAP net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share, book value per common share and book value per diluted common share, respectively. Reconciliations of these measures to the most directly comparable GAAP measures are included in this QFS, including in the Appendix on page 32, and in MetLife’s earnings press release dated October 31, 2012, for the three months ended September 30, 2012, which is available at www.metlife.com.

	METLIFE, INC. (1)
	CORPORATE OVERVIEW
		For the Three Months Ended
	Unaudited (In millions, except per share data)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012

	Operating earnings available to common shareholders	$965	$1,244	$1,464	$1,432	$1,417
	Preferred stock dividends	30	31	30	31	30
	Operating earnings	995	1,275	1,494	1,463	1,447
	Adjustments from operating earnings to income (loss) from continuing operations:
	Net investment gains (losses)	(55)	(558)	(110)	(64)	22
	Net derivative gains (losses)	4,196	591	(1,978)	2,092	(718)
	Goodwill impairment	-	-	-	-	(1,868)
	Other adjustments to continuing operations	(345)	(536)	(411)	(736)	(472)
	Provision for income tax (expense) benefit	(1,349)	191	871	(455)	632
	Income (loss) from continuing operations, net of income tax	3,442	963	(134)	2,300	(957)
	Income (loss) from discontinued operations, net of income tax	8	25	14	3	-
	Net income (loss)	3,450	988	(120)	2,303	(957)
	Less: Net income (loss) attributable to noncontrolling interest	(6)	(2)	24	8	(3)
	Net income (loss) attributable to MetLife, Inc.	3,456	990	(144)	2,295	(954)
	Less: Preferred stock dividends	30	31	30	31	30
	Less: Preferred stock redemption premium	-	-	-	-	-
	Net income (loss) available to MetLife, Inc.’s common shareholders	$3,426	$959	$(174)	$2,264	$(984)

	Operating earnings available to common shareholders per common share - diluted (2), (3)	$0.91	$1.17	$1.37	$1.34	$1.32
	Net investment gains (losses)	(0.05)	(0.52)	(0.10)	(0.06)	0.02
	Net derivative gains (losses)	3.94	0.55	(1.85)	1.96	(0.67)
	Goodwill impairment	-	-	-	-	(1.74)
	Other adjustments to continuing operations	(0.33)	(0.50)	(0.38)	(0.68)	(0.44)
	Provision for income tax (expense) benefit	(1.28)	0.18	0.81	(0.43)	0.59
	Discontinued operations, net of income tax	0.01	0.02	0.01	-	-
	Less: Net income (loss) attributable to noncontrolling interest	(0.01)	-	0.02	0.01	-
	Less: Preferred stock redemption premium	-	-	-	-	-
	Net income (loss) available to MetLife, Inc.’s common shareholders per common share - diluted (2), (3)	$3.21	$0.90	$(0.16)	$2.12	$(0.92)

	Weighted average common shares outstanding - diluted	1,066.2	1,066.3	1,070.9	1,070.0	1,071.0

	Unaudited	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012

	Book value per common share - (actual common shares outstanding) (4)	$53.15	$52.43	$53.37	$56.83	$58.35
	Book value per common share, excluding accumulated other comprehensive income (loss) - (actual common shares outstanding) (4)	$46.50	$46.69	$46.52	$48.60	$47.70
	Book value per common share - diluted - (weighted average common shares outstanding) (4)	$52.72	$52.03	$52.87	$56.41	$57.90
	Book value per common share, excluding accumulated other comprehensive income (loss) - diluted - (weighted average common shares outstanding) (4)	$46.13	$46.32	$46.09	$48.25	$47.32

		For the Three Months Ended
	Unaudited (In millions)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012

	Common shares outstanding, beginning of period	1,057.4	1,057.6	1,058.0	1,060.9	1,062.2
	Newly issued shares	0.2	0.4	2.9	1.3	0.4
	Common shares outstanding, end of period	1,057.6	1,058.0	1,060.9	1,062.2	1,062.6

	Weighted average common shares outstanding - basic	1,060.2	1,060.4	1,064.3	1,064.7	1,065.0
	Dilutive effect of stock purchase contracts underlying common equity units (2)	-	-	-	-	-
	Dilutive effect of the exercise or issuance of stock-based awards (3)	6.0	5.9	6.6	5.3	6.0
	Weighted average common shares outstanding - diluted	1,066.2	1,066.3	1,070.9	1,070.0	1,071.0

	Policyholder Trust Shares	215.3	212.9	209.7	207.5	206.2

(1)

Certain amounts in the prior periods have been revised to conform with current period presentation. In the third quarter of 2012, MetLife, Inc. began reporting additional MetLife Bank, National Association (“MetLife Bank”) operations as Divested businesses.

(2)

For the three months ended September 30, 2011, December 31, 2011, March 31, 2012, June 30, 2012 and September 30, 2012, all shares related to the assumed issuance of shares in settlement of the applicable purchase contracts of the common equity units have been excluded from the weighted average common shares outstanding - diluted, as these assumed shares would be anti-dilutive to operating earnings available to common shareholders per common share - diluted and net income (loss) available to MetLife, Inc.’s common shareholders per common share - diluted.

(3)

For the three months ended March 31, 2012 and September 30, 2012, 6.6 million and 6.0 million shares, respectively, related to the assumed exercise or issuance of stock-based awards have been excluded from the weighted average common shares outstanding - diluted, as to include these assumed shares would be anti-dilutive to net income (loss) available to MetLife, Inc.’s common shareholders per common share - diluted. These shares were included in the calculation of operating earnings available to common shareholders per common share - diluted.

(4)	Book value per common share, book value per common share, excluding AOCI, book value per common share - diluted and book value per common share, excluding AOCI - diluted exclude $2,043 million of equity related to preferred stock.

METLIFE, INC.
CONSOLIDATED BALANCE SHEETS

Unaudited (In millions)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$353,927	$350,271	$354,451	$366,339	$378,005
Equity securities available-for-sale, at estimated fair value	3,118	3,023	3,043	2,882	2,803
Trading and other securities, at estimated fair value (1)	18,698	18,268	19,026	18,328	15,995
Mortgage loans:
Held-for-investment, principally at amortized cost (1)	59,209	56,915	56,641	57,201	57,884
Held-for-sale, principally at estimated fair value (2)	3,740	15,178	11,947	1,740	1,286
Mortgage loans, net	62,949	72,093	68,588	58,941	59,170
Policy loans	11,932	11,892	11,896	11,912	11,949
Real estate and real estate joint ventures	8,197	8,563	8,472	8,477	8,749
Other limited partnership interests	6,538	6,378	6,487	6,726	6,730
Short-term investments, principally at estimated fair value	15,913	17,310	11,801	18,526	14,678
Other invested assets, principally at estimated fair value	23,103	23,581	20,172	24,288	23,477
Total investments	504,375	511,379	503,936	516,419	521,556
Cash and cash equivalents, principally at estimated fair value (1)	10,001	10,461	18,667	16,035	16,950
Accrued investment income	4,793	4,344	4,612	4,404	4,716
Premiums, reinsurance and other receivables	23,137	22,481	23,759	23,974	22,939
Deferred policy acquisition costs and value of business acquired	24,516	24,619	25,105	24,505	24,604
Goodwill	12,006	11,935	11,903	11,823	10,024
Other assets	8,340	7,984	9,647	7,711	8,123
Assets of subsidiaries held-for-sale	3,421	-	-	-	-
Separate account assets	191,499	203,023	221,975	220,317	237,373
Total assets	$782,088	$796,226	$819,604	$825,188	$846,285

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$182,756	$184,275	$184,141	$188,509	$191,068
Policyholder account balances	217,764	217,700	220,813	225,909	226,882
Other policy-related balances	15,451	15,599	16,029	15,664	15,836
Policyholder dividends payable	871	774	761	786	817
Policyholder dividend obligation	2,782	2,919	2,700	3,369	3,909
Payables for collateral under securities loaned and other transactions	34,933	33,716	32,496	40,302	38,493
Bank deposits	10,685	10,507	10,478	6,832	6,515
Short-term debt	451	686	101	101	100
Long-term debt (1)	24,753	23,692	23,389	18,879	19,621
Collateral financing arrangements	5,297	4,647	4,647	4,196	4,196
Junior subordinated debt securities	3,192	3,192	3,192	3,192	3,192
Current income tax payable	385	193	239	310	451
Deferred income tax liability	6,155	6,395	6,375	8,603	9,275
Other liabilities (2)	23,121	30,914	33,144	25,395	24,007
Liabilities of subsidiaries held-for-sale	3,221	-	-	-	-
Separate account liabilities	191,499	203,023	221,975	220,317	237,373
Total liabilities	723,316	738,232	760,480	762,364	781,735

Redeemable noncontrolling interests in partially owned consolidated subsidiaries	130	105	114	95	152

Equity
Preferred stock, at par value	1	1	1	1	1
Convertible preferred stock, at par value	-	-	-	-	-
Common stock, at par value	11	11	11	11	11
Additional paid-in capital	26,744	26,782	26,920	26,927	26,964
Retained earnings	24,642	24,814	24,640	26,904	25,920
Treasury stock, at cost	(172)	(172)	(172)	(172)	(172)
Accumulated other comprehensive income (loss)	7,024	6,083	7,266	8,735	11,325
Total MetLife, Inc.’s stockholders’ equity	58,250	57,519	58,666	62,406	64,049
Noncontrolling interests	392	370	344	323	349
Total equity	58,642	57,889	59,010	62,729	64,398
Total liabilities and equity	$782,088	$796,226	$819,604	$825,188	$846,285

(1)    At September 30, 2011, December 31, 2011, March 31, 2012, June 30, 2012 and September 30, 2012, $3,380 million, $3,276 million, $3,116 million, $3,023 million and $2,935 million, respectively, of assets and $3,157 million, $3,068 million, $2,916 million, $2,821 million and $2,733 million, respectively, of liabilities are included related to certain securitization entities that are required to be consolidated under GAAP. See Pages 27 and 28, note 3 for the amounts by asset category.

(2)    At December 31, 2011, March 31, 2012, June 30, 2012 and September 30, 2012, $7,652 million, $8,283 million, $259 million and $0, respectively, of assets and $7,626 million, $8,252 million, $257 million and $0, respectively, of liabilities are included related to securitized reverse residential mortgage loans which have been sold, but do not qualify for de-recognition.

METLIFE, INC. (1)
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended
Unaudited (In millions)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012

OPERATING REVENUES
Premiums	$9,319	$9,148	$9,107	$9,139	$9,080
Universal life and investment-type product policy fees	1,906	1,882	2,009	1,999	2,048
Net investment income	4,961	4,892	5,077	5,172	5,048
Other revenues	418	420	452	426	435
Total operating revenues	16,604	16,342	16,645	16,736	16,611

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	9,604	8,926	8,939	9,132	8,995
Interest credited to policyholder account balances	1,534	1,536	1,539	1,525	1,589
Capitalization of DAC	(1,524)	(1,398)	(1,362)	(1,313)	(1,301)
Amortization of DAC and VOBA	1,162	1,060	1,018	1,162	1,051
Amortization of negative VOBA	(150)	(143)	(137)	(164)	(155)
Interest expense on debt	327	326	315	297	286
Other expenses	4,332	4,257	4,243	4,051	4,120
Total operating expenses	15,285	14,564	14,555	14,690	14,585

Operating earnings before provision for income tax	1,319	1,778	2,090	2,046	2,026
Provision for income tax expense (benefit)	324	503	596	583	579
Operating earnings	995	1,275	1,494	1,463	1,447
Preferred stock dividends	30	31	30	31	30
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$965	$1,244	$1,464	$1,432	$1,417

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$995	$1,275	$1,494	$1,463	$1,447
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(55)	(558)	(110)	(64)	22
Net derivative gains (losses)	4,196	591	(1,978)	2,092	(718)
Premiums	23	23	22	22	16
Universal life and investment-type product policy fees	92	68	69	98	83
Net investment income	(709)	35	1,123	(453)	469
Other revenues	302	234	145	(33)	20
Policyholder benefits and claims and policyholder dividends	202	(485)	(508)	(131)	(303)
Interest credited to policyholder account balances	796	37	(1,018)	503	(513)
Capitalization of DAC	3	2	2	2	1
Amortization of DAC and VOBA	(556)	73	304	(317)	43
Amortization of negative VOBA	20	18	18	17	15
Interest expense on debt	(98)	(43)	(43)	(45)	(40)
Other expenses	(420)	(498)	(525)	(399)	(263)
Goodwill impairment	-	-	-	-	(1,868)
Provision for income tax (expense) benefit	(1,349)	191	871	(455)	632
Income (loss) from continuing operations, net of income tax	3,442	963	(134)	2,300	(957)
Income (loss) from discontinued operations, net of income tax	8	25	14	3	-
Net income (loss)	3,450	988	(120)	2,303	(957)
Less: Net income (loss) attributable to noncontrolling interest	(6)	(2)	24	8	(3)
Net income (loss) attributable to MetLife, Inc.	3,456	990	(144)	2,295	(954)
Less: Preferred stock dividends	30	31	30	31	30
Less: Preferred stock redemption premium	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$3,426	$959	$(174)	$2,264	$(984)

Total Operating Premiums, Fees and Other Revenues	$11,643	$11,450	$11,568	$11,564	$11,563

(1)         Certain amounts in the prior periods have been revised to conform with current period presentation. In the third quarter of 2012, MetLife, Inc. began reporting additional MetLife Bank operations as Divested businesses.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended September 30, 2012
Unaudited (In millions)	Consolidated	The Americas	Asia	EMEA	Corporate & Other

OPERATING REVENUES
Premiums	$9,080	$6,417	$2,112	$536	$15
Universal life and investment-type product policy fees	2,048	1,540	388	82	38
Net investment income	5,048	4,100	709	122	117
Other revenues	435	388	4	35	8
Total operating revenues	16,611	12,445	3,213	775	178

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	8,995	7,254	1,455	255	31
Interest credited to policyholder account balances	1,589	1,078	468	32	11
Capitalization of DAC	(1,301)	(564)	(579)	(158)	-
Amortization of DAC and VOBA	1,051	524	396	130	1
Amortization of negative VOBA	(155)	(1)	(128)	(26)	-
Interest expense on debt	286	(1)	-	2	285
Other expenses	4,120	2,328	1,206	440	146
Total operating expenses	14,585	10,618	2,818	675	474

Operating earnings before provision for income tax	2,026	1,827	395	100	(296)
Provision for income tax expense (benefit)	579	597	136	38	(192)
Operating earnings	1,447	1,230	259	62	(104)
Preferred stock dividends	30	-	-	-	30
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,417	$1,230	$259	$62	$(134)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,447	$1,230	$259	$62	$(104)
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	22	31	(47)	73	(35)
Net derivative gains (losses)	(718)	(65)	(31)	13	(635)
Premiums	16	16	-	-	-
Universal life and investment-type product policy fees	83	84	(2)	1	-
Net investment income	469	(77)	135	348	63
Other revenues	20	-	7	-	13
Policyholder benefits and claims and policyholder dividends	(303)	(265)	(38)	-	-
Interest credited to policyholder account balances	(513)	(42)	(134)	(337)	-
Capitalization of DAC	1	1	-	-	-
Amortization of DAC and VOBA	43	47	(2)	(2)	-
Amortization of negative VOBA	15	-	15	-	-
Interest expense on debt	(40)	-	-	-	(40)
Other expenses	(263)	(10)	4	(22)	(235)
Goodwill impairment	(1,868)	(1,692)	-	-	(176)
Provision for income tax (expense) benefit	632	328	27	(32)	309
Income (loss) from continuing operations, net of income tax	(957)	(414)	193	104	(840)
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-
Net income (loss)	(957)	(414)	193	104	(840)
Less: Net income (loss) attributable to noncontrolling interest	(3)	-	8	(5)	(6)
Net income (loss) attributable to MetLife, Inc.	(954)	(414)	185	109	(834)
Less: Preferred stock dividends	30	-	-	-	30
Less: Preferred stock redemption premium	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$(984)	$(414)	$185	$109	$(864)

Total Operating Premiums, Fees and Other Revenues	$11,563	$8,345	$2,504	$653	$61

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended September 30, 2011
Unaudited (In millions)	Consolidated (1)	The Americas	Asia (2)	EMEA (2)	Corporate & Other (1)

OPERATING REVENUES
Premiums	$9,319	$6,708	$1,967	$630	$14
Universal life and investment-type product policy fees	1,906	1,443	357	67	39
Net investment income	4,961	3,954	643	151	213
Other revenues	418	370	8	29	11
Total operating revenues	16,604	12,475	2,975	877	277

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	9,604	7,877	1,325	341	61
Interest credited to policyholder account balances	1,534	1,085	414	35	-
Capitalization of DAC	(1,524)	(791)	(576)	(157)	-
Amortization of DAC and VOBA	1,162	613	407	142	-
Amortization of negative VOBA	(150)	-	(137)	(13)	-
Interest expense on debt	327	2	-	-	325
Other expenses	4,332	2,543	1,213	423	153
Total operating expenses	15,285	11,329	2,646	771	539

Operating earnings before provision for income tax	1,319	1,146	329	106	(262)
Provision for income tax expense (benefit)	324	366	107	41	(190)
Operating earnings	995	780	222	65	(72)
Preferred stock dividends	30	-	-	-	30
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$965	$780	$222	$65	$(102)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$995	$780	$222	$65	$(72)
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(55)	108	(34)	(220)	91
Net derivative gains (losses)	4,196	2,910	168	22	1,096
Premiums	23	23	-	-	-
Universal life and investment-type product policy fees	92	92	-	-	-
Net investment income	(709)	(64)	(443)	(388)	186
Other revenues	302	-	5	-	297
Policyholder benefits and claims and policyholder dividends	202	211	(9)	-	-
Interest credited to policyholder account balances	796	(9)	421	384	-
Capitalization of DAC	3	3	-	-	-
Amortization of DAC and VOBA	(556)	(536)	(20)	-	-
Amortization of negative VOBA	20	1	19	-	-
Interest expense on debt	(98)	-	-	-	(98)
Other expenses	(420)	(8)	1	(21)	(392)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit	(1,349)	(978)	(55)	84	(400)
Income (loss) from continuing operations, net of income tax	3,442	2,533	275	(74)	708
Income (loss) from discontinued operations, net of income tax	8	16	(11)	-	3
Net income (loss)	3,450	2,549	264	(74)	711
Less: Net income (loss) attributable to noncontrolling interest	(6)	3	1	(11)	1
Net income (loss) attributable to MetLife, Inc.	3,456	2,546	263	(63)	710
Less: Preferred stock dividends	30	-	-	-	30
Less: Preferred stock redemption premium	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$3,426	$2,546	$263	$(63)	$680

Total Operating Premiums, Fees and Other Revenues	$11,643	$8,521	$2,332	$726	$64

(1)   Certain amounts in the prior periods have been revised to conform with current period presentation. In the third quarter of 2012, MetLife, Inc. began reporting additional MetLife Bank operations as Divested businesses.

(2)   Certain amounts in prior periods have been revised to conform with current period presentation. In the third quarter of 2012, MetLife, Inc. further realigned certain businesses among its existing segments to better conform to the way it manages and assesses its business, and began reporting the results of South Asia and India in the Asia segment, which were previously reported in the EMEA segment.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Year-to-Date Period Ended September 30, 2012
Unaudited (In millions)	Consolidated	The Americas	Asia	EMEA	Corporate & Other

OPERATING REVENUES
Premiums	$27,326	$19,253	$6,215	$1,815	$43
Universal life and investment-type product policy fees	6,056	4,604	1,102	233	117
Net investment income	15,297	12,194	2,150	406	547
Other revenues	1,313	1,171	17	98	27
Total operating revenues	49,992	37,222	9,484	2,552	734

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	27,066	21,781	4,250	941	94
Interest credited to policyholder account balances	4,653	3,216	1,323	91	23
Capitalization of DAC	(3,976)	(1,720)	(1,721)	(535)	-
Amortization of DAC and VOBA	3,231	1,586	1,188	456	1
Amortization of negative VOBA	(456)	(4)	(387)	(65)	-
Interest expense on debt	898	4	5	3	886
Other expenses	12,414	7,122	3,550	1,333	409
Total operating expenses	43,830	31,985	8,208	2,224	1,413

Operating earnings before provision for income tax	6,162	5,237	1,276	328	(679)
Provision for income tax expense (benefit)	1,758	1,721	437	116	(516)
Operating earnings	4,404	3,516	839	212	(163)
Preferred stock dividends	91	-	-	-	91
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$4,313	$3,516	$839	$212	$(254)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$4,404	$3,516	$839	$212	$(163)
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(152)	198	(168)	37	(219)
Net derivative gains (losses)	(604)	629	(11)	56	(1,278)
Premiums	60	60	-	-	-
Universal life and investment-type product policy fees	250	240	(4)	14	-
Net investment income	1,139	(213)	286	628	438
Other revenues	132	1	18	-	113
Policyholder benefits and claims and policyholder dividends	(942)	(860)	(82)	-	-
Interest credited to policyholder account balances	(1,028)	(121)	(297)	(610)	-
Capitalization of DAC	5	5	-	-	-
Amortization of DAC and VOBA	30	48	-	(18)	-
Amortization of negative VOBA	50	2	48	-	-
Interest expense on debt	(128)	-	-	-	(128)
Other expenses	(1,187)	(33)	20	(36)	(1,138)
Goodwill impairment	(1,868)	(1,692)	-	-	(176)
Provision for income tax (expense) benefit	1,048	229	59	(18)	778
Income (loss) from continuing operations, net of income tax	1,209	2,009	708	265	(1,773)
Income (loss) from discontinued operations, net of income tax	17	17	-	-	-
Net income (loss)	1,226	2,026	708	265	(1,773)
Less: Net income (loss) attributable to noncontrolling interest	29	1	25	6	(3)
Net income (loss) attributable to MetLife, Inc.	1,197	2,025	683	259	(1,770)
Less: Preferred stock dividends	91	-	-	-	91
Less: Preferred stock redemption premium	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$1,106	$2,025	$683	$259	$(1,861)

Total Operating Premiums, Fees and Other Revenues	$34,695	$25,028	$7,334	$2,146	$187

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Year-to-Date Period Ended September 30, 2011
Unaudited (In millions)	Consolidated (1)	The Americas	Asia (2)	EMEA (2)	Corporate & Other (1)

OPERATING REVENUES
Premiums	$27,121	$19,410	$5,774	$1,896	$41
Universal life and investment-type product policy fees	5,646	4,275	1,020	236	115
Net investment income	14,746	11,811	1,799	455	681
Other revenues	1,232	1,066	28	84	54
Total operating revenues	48,745	36,562	8,621	2,671	891

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	27,315	22,275	3,931	1,008	101
Interest credited to policyholder account balances	4,521	3,210	1,193	118	-
Capitalization of DAC	(4,151)	(2,126)	(1,530)	(495)	-
Amortization of DAC and VOBA	3,295	1,671	1,163	461	-
Amortization of negative VOBA	(476)	(4)	(426)	(46)	-
Interest expense on debt	978	8	-	1	969
Other expenses	12,363	7,344	3,371	1,290	358
Total operating expenses	43,845	32,378	7,702	2,337	1,428

Operating earnings before provision for income tax	4,900	4,184	919	334	(537)
Provision for income tax expense (benefit)	1,376	1,365	298	130	(417)
Operating earnings	3,524	2,819	621	204	(120)
Preferred stock dividends	91	-	-	-	91
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$3,433	$2,819	$621	$204	$(211)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$3,524	$2,819	$621	$204	$(120)
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(309)	202	(196)	(304)	(11)
Net derivative gains (losses)	4,233	3,086	229	29	889
Premiums	69	69	-	-	-
Universal life and investment-type product policy fees	210	210	-	-	-
Net investment income	(88)	(126)	(374)	(128)	540
Other revenues	646	-	8	-	638
Policyholder benefits and claims and policyholder dividends	(191)	(164)	(27)	-	-
Interest credited to policyholder account balances	417	(60)	357	120	-
Capitalization of DAC	7	7	-	-	-
Amortization of DAC and VOBA	(616)	(596)	(20)	-	-
Amortization of negative VOBA	60	3	57	-	-
Interest expense on debt	(282)	-	-	-	(282)
Other expenses	(1,147)	(35)	1	(63)	(1,050)
Goodwill impairment	-	-	-	-	-
Provision for income tax (expense) benefit	(1,105)	(954)	(14)	107	(244)
Income (loss) from continuing operations, net of income tax	5,428	4,461	642	(35)	360
Income (loss) from discontinued operations, net of income tax	(1)	66	(71)	-	4
Net income (loss)	5,427	4,527	571	(35)	364
Less: Net income (loss) attributable to noncontrolling interest	(6)	3	1	(6)	(4)
Net income (loss) attributable to MetLife, Inc.	5,433	4,524	570	(29)	368
Less: Preferred stock dividends	91	-	-	-	91
Less: Preferred stock redemption premium	146	-	-	-	146
Net income (loss) available to MetLife, Inc.’s common shareholders	$5,196	$4,524	$570	$(29)	$131

Total Operating Premiums, Fees and Other Revenues	$33,999	$24,751	$6,822	$2,216	$210

(1)          Certain amounts in the prior periods have been revised to conform with current period presentation. In the third quarter of 2012, MetLife, Inc. began reporting additional MetLife Bank operations as Divested businesses.

(2)          Certain amounts in prior periods have been revised to conform with current period presentation. In the third quarter of 2012, MetLife, Inc. further realigned certain businesses among its existing segments to better conform to the way it manages and assesses its business, and began reporting the results of South Asia and India in the Asia segment, which were previously reported in the EMEA segment.

METLIFE, INC.
SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)
	For the Three Months Ended
Unaudited (In millions)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012

THE AMERICAS

RETAIL (2)	$214	$444	$469	$408	$492

GROUP, VOLUNTARY & WORKSITE BENEFITS (2)	153	240	243	267	283

CORPORATE BENEFIT FUNDING	272	226	298	318	303

LATIN AMERICA	141	123	148	135	152

THE AMERICAS TOTAL	$780	$1,033	$1,158	$1,128	$1,230

ASIA (3)	222	259	301	279	259

EMEA (3)	65	47	72	78	62

CORPORATE & OTHER (4)	(102)	(95)	(67)	(53)	(134)

METLIFE, INC. CONSOLIDATED (4)	$965	$1,244	$1,464	$1,432	$1,417

(1)          A reconciliation of operating earnings available to common shareholders to net income (loss) available to MetLife, Inc.’s common shareholders for each segment and Corporate & Other appears in the QFS as follows: (i) Retail, Page 11, (ii) Group, Voluntary & Worksite Benefits, Page 17, (iii) Corporate Benefit Funding, Page 20, (iv) Latin America, Page 23, (v) Asia, Page 24, (vi) EMEA, Page 25, and (vii) Corporate & Other, Page 26. A consolidated reconciliation of operating earnings available to common shareholders to net income (loss) available to MetLife, Inc.’s common shareholders appears on Page 5.

(2)          Certain amounts in prior periods have been revised to conform with current period presentation. In the third quarter of 2012, MetLife, Inc. further realigned certain products among its existing segments to better conform to the way it manages and assesses its business, and began reporting certain individual disability income and property & casualty products in the Retail segment, which were previously reported in the Group, Voluntary & Worksite Benefits segment.

(3)          Certain amounts in prior periods have been revised to conform with current period presentation. In the third quarter of 2012, MetLife, Inc. further realigned certain businesses among its existing segments to better conform to the way it manages and assesses its business, and began reporting the results of South Asia and India in the Asia segment, which were previously reported in the EMEA segment.

(4)          Certain amounts in the prior periods have been revised to conform with current period presentation. In the third quarter of 2012, MetLife, Inc. began reporting additional MetLife Bank operations as Divested businesses.

	THE AMERICAS RETAIL (1) STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
		For the Three Months Ended					For the Year-to-Date Period Ended
	Unaudited (In millions)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	September 30, 2011	September 30, 2012

	OPERATING REVENUES
	Premiums	$1,770	$1,804	$1,624	$1,576	$1,604	$4,907	$4,804
	Universal life and investment-type product policy fees	1,027	1,046	1,114	1,119	1,132	3,050	3,365
	Net investment income	1,842	1,829	1,911	1,894	1,930	5,585	5,735
	Other revenues	204	196	209	217	221	583	647
	Total operating revenues	4,843	4,875	4,858	4,806	4,887	14,125	14,551

	OPERATING EXPENSES
	Policyholder benefits and claims and policyholder dividends	2,523	2,207	2,228	2,212	2,228	7,013	6,668
	Interest credited to policyholder account balances	617	609	596	590	598	1,803	1,784
	Capitalization of DAC	(660)	(611)	(476)	(446)	(430)	(1,728)	(1,352)
	Amortization of DAC and VOBA	521	482	404	477	438	1,363	1,319
	Amortization of negative VOBA	-	-	-	-	-	-	-
	Interest expense on debt	-	1	-	-	-	-	-
	Other expenses	1,527	1,514	1,397	1,355	1,308	4,340	4,060
	Total operating expenses	4,528	4,202	4,149	4,188	4,142	12,791	12,479

	Operating earnings before provision for income tax	315	673	709	618	745	1,334	2,072
	Provision for income tax expense (benefit)	101	229	240	210	253	443	703
	Operating earnings	214	444	469	408	492	891	1,369
	Preferred stock dividends	-	-	-	-	-	-	-
	OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$214	$444	$469	$408	$492	$891	$1,369

	Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
	Operating earnings	$214	$444	$469	$408	$492	$891	$1,369
	Adjustments from operating earnings to income (loss) from continuing operations:
	Net investment gains (losses)	48	24	67	58	53	134	178
	Net derivative gains (losses)	1,474	562	(526)	972	191	1,759	637
	Premiums	-	-	-	-	-	-	-
	Universal life and investment-type product policy fees	90	66	67	82	83	204	232
	Net investment income	(70)	(82)	(84)	(94)	(105)	(176)	(283)
	Other revenues	-	-	-	-	-	-	-
	Policyholder benefits and claims and policyholder dividends	407	(449)	(393)	50	(279)	248	(622)
	Interest credited to policyholder account balances	-	-	-	-	-	-	-
	Capitalization of DAC	-	-	-	-	-	-	-
	Amortization of DAC and VOBA	(535)	73	304	(300)	47	(593)	51
	Amortization of negative VOBA	-	-	-	-	-	-	-
	Interest expense on debt	-	-	-	-	-	-	-
	Other expenses	-	-	-	-	-	-	-
	Goodwill impairment	-	-	-	-	(1,692)	-	(1,692)
	Provision for income tax (expense) benefit	(494)	(69)	198	(269)	224	(550)	153
	Income (loss) from continuing operations, net of income tax	1,134	569	102	907	(986)	1,917	23
	Income (loss) from discontinued operations, net of income tax	8	(2)	10	-	-	37	10
	Net income (loss)	1,142	567	112	907	(986)	1,954	33
	Less: Net income (loss) attributable to noncontrolling interest	1	-	-	-	-	1	-
	Net income (loss) attributable to MetLife, Inc.	1,141	567	112	907	(986)	1,953	33
	Less: Preferred stock dividends	-	-	-	-	-	-	-
	Less: Preferred stock redemption premium	-	-	-	-	-	-	-
	Net income (loss) available to MetLife, Inc.’s common shareholders	$1,141	$567	$112	$907	$(986)	$1,953	$33

	Total Operating Premiums, Fees and Other Revenues	$3,001	$3,046	$2,947	$2,912	$2,957	$8,540	$8,816
(1)

Certain amounts in prior periods have been revised to conform with current period presentation. In the third quarter of 2012, MetLife, Inc. further realigned certain products among its existing segments to better conform to the way it manages and assesses its business, and began reporting certain individual disability income and property & casualty products in the Retail segment, which were previously reported in the Group, Voluntary & Worksite Benefits segment.

	THE AMERICAS RETAIL - LIFE & OTHER (1) STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
		For the Three Months Ended					For the Year-to-Date Period Ended
	Unaudited (In millions)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	September 30, 2011	September 30, 2012

	OPERATING REVENUES
	Premiums	$1,488	$1,596	$1,447	$1,476	$1,500	$4,404	$4,423
	Universal life and investment-type product policy fees	407	412	413	410	394	1,222	1,217
	Net investment income	1,128	1,093	1,151	1,144	1,181	3,451	3,476
	Other revenues	127	116	124	129	133	356	386
	Total operating revenues	3,150	3,217	3,135	3,159	3,208	9,433	9,502

	OPERATING EXPENSES
	Policyholder benefits and claims and policyholder dividends	2,110	1,891	1,940	1,980	1,979	6,176	5,899
	Interest credited to policyholder account balances	209	211	216	213	217	608	646
	Capitalization of DAC	(210)	(221)	(194)	(198)	(186)	(627)	(578)
	Amortization of DAC and VOBA	202	278	219	219	252	652	690
	Amortization of negative VOBA	-	-	-	-	-	-	-
	Interest expense on debt	-	-	-	(1)	-	-	(1)
	Other expenses	669	706	679	675	644	2,031	1,998
	Total operating expenses	2,980	2,865	2,860	2,888	2,906	8,840	8,654

	Operating earnings before provision for income tax	170	352	275	271	302	593	848
	Provision for income tax expense (benefit)	49	117	88	89	98	182	275
	Operating earnings	121	235	187	182	204	411	573
	Preferred stock dividends	-	-	-	-	-	-	-
	OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$121	$235	$187	$182	$204	$411	$573

	Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
	Operating earnings	$121	$235	$187	$182	$204	$411	$573
	Adjustments from operating earnings to income (loss) from continuing operations:
	Net investment gains (losses)	25	9	37	23	21	61	81
	Net derivative gains (losses)	556	44	(169)	322	(37)	590	116
	Premiums	-	-	-	-	-	-	-
	Universal life and investment-type product policy fees	16	-	(5)	8	(3)	14	-
	Net investment income	(25)	(25)	(24)	(32)	(39)	(64)	(95)
	Other revenues	-	-	-	-	-	-	-
	Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
	Interest credited to policyholder account balances	-	-	-	-	-	-	-
	Capitalization of DAC	-	-	-	-	-	-	-
	Amortization of DAC and VOBA	(51)	117	11	(25)	7	(54)	(7)
	Amortization of negative VOBA	-	-	-	-	-	-	-
	Interest expense on debt	-	-	-	-	-	-	-
	Other expenses	-	-	-	-	-	-	-
	Goodwill impairment	-	-	-	-	-	-	-
	Provision for income tax (expense) benefit	(184)	(51)	53	(104)	17	(193)	(34)
	Income (loss) from continuing operations, net of income tax	458	329	90	374	170	765	634
	Income (loss) from discontinued operations, net of income tax	8	(2)	9	-	-	37	9
	Net income (loss)	466	327	99	374	170	802	643
	Less: Net income (loss) attributable to noncontrolling interest	-	2	-	-	-	-	-
	Net income (loss) attributable to MetLife, Inc.	466	325	99	374	170	802	643
	Less: Preferred stock dividends	-	-	-	-	-	-	-
	Less: Preferred stock redemption premium	-	-	-	-	-	-	-
	Net income (loss) available to MetLife, Inc.’s common shareholders	$466	$325	$99	$374	$170	$802	$643

	Total Operating Premiums, Fees and Other Revenues	$2,022	$2,124	$1,984	$2,015	$2,027	$5,982	$6,026
(1)

Certain amounts in prior periods have been revised to conform with current period presentation. In the third quarter of 2012, MetLife, Inc. further realigned certain products among its existing segments to better conform to the way it manages and assesses its business, and began reporting certain individual disability income and property & casualty products in the Retail segment, which were previously reported in the Group, Voluntary & Worksite Benefits segment.

THE AMERICAS RETAIL - ANNUITIES STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	September 30, 2011	September 30, 2012

OPERATING REVENUES
Premiums	$282	$208	$177	$100	$104	$503	$381
Universal life and investment-type product policy fees	620	634	701	709	738	1,828	2,148
Net investment income	714	736	760	750	749	2,134	2,259
Other revenues	77	80	85	88	88	227	261
Total operating revenues	1,693	1,658	1,723	1,647	1,679	4,692	5,049

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	413	316	288	232	249	837	769
Interest credited to policyholder account balances	408	398	380	377	381	1,195	1,138
Capitalization of DAC	(450)	(390)	(282)	(248)	(244)	(1,101)	(774)
Amortization of DAC and VOBA	319	204	185	258	186	711	629
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	1	-	1	-	-	1
Other expenses	858	808	718	680	664	2,309	2,062
Total operating expenses	1,548	1,337	1,289	1,300	1,236	3,951	3,825

Operating earnings before provision for income tax	145	321	434	347	443	741	1,224
Provision for income tax expense (benefit)	52	112	152	121	155	261	428
Operating earnings	93	209	282	226	288	480	796
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$93	$209	$282	$226	$288	$480	$796

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$93	$209	$282	$226	$288	$480	$796
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	23	15	30	35	32	73	97
Net derivative gains (losses)	918	518	(357)	650	228	1,169	521
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	74	66	72	74	86	190	232
Net investment income	(45)	(57)	(60)	(62)	(66)	(112)	(188)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	407	(449)	(393)	50	(279)	248	(622)
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	(484)	(44)	293	(275)	40	(539)	58
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	(1,692)	-	(1,692)
Provision for income tax (expense) benefit	(310)	(18)	145	(165)	207	(357)	187
Income (loss) from continuing operations, net of income tax	676	240	12	533	(1,156)	1,152	(611)
Income (loss) from discontinued operations, net of income tax	-	-	1	-	-	-	1
Net income (loss)	676	240	13	533	(1,156)	1,152	(610)
Less: Net income (loss) attributable to noncontrolling interest	1	(2)	-	-	-	1	-
Net income (loss) attributable to MetLife, Inc.	675	242	13	533	(1,156)	1,151	(610)
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$675	$242	$13	$533	$(1,156)	$1,151	$(610)

Total Operating Premiums, Fees and Other Revenues	$979	$922	$963	$897	$930	$2,558	$2,790

THE AMERICAS RETAIL FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES; AND SEPARATE ACCOUNT LIABILITIES FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES LIFE & OTHER (1), (2)
	For the Three Months Ended
Unaudited (In millions)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012
Balance, beginning of period	$81,353	$81,832	$82,105	$82,622	$83,063
Premiums and deposits (3), (4)	2,164	2,259	2,137	2,124	2,017
Surrenders and withdrawals	(905)	(887)	(886)	(913)	(881)
Benefit payments	(757)	(735)	(741)	(685)	(795)

Net Flows	502	637	510	526	341
Net transfers from (to) separate account	27	27	28	23	30
Interest	798	802	810	806	811
Policy charges	(435)	(446)	(445)	(443)	(443)
Other	(413)	(747)	(386)	(471)	(495)

Balance, end of period	$81,832	$82,105	$82,622	$83,063	$83,307
ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012
Balance, beginning of period	$50,885	$54,991	$53,899	$51,360	$52,226
Premiums and deposits (3), (4)	2,699	2,216	1,483	1,245	1,266
Surrenders and withdrawals	(991)	(1,300)	(1,346)	(905)	(861)
Benefit payments	(384)	(370)	(400)	(391)	(390)

Net Flows	1,324	546	(263)	(51)	15
Net transfers from (to) separate account	(624)	(1,401)	(1,251)	(750)	(604)
Interest	484	472	450	444	449
Policy charges	(19)	(15)	(15)	(16)	(14)
Other	2,941	(694)	(1,460)	1,239	(482)

Balance, end of period	$54,991	$53,899	$51,360	$52,226	$51,590
SEPARATE ACCOUNT LIABILITIES
LIFE & OTHER
	For the Three Months Ended
Unaudited (In millions)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012
Balance, beginning of period	$9,301	$8,071	$7,946	$8,641	$8,232
Premiums and deposits (4)	178	240	180	174	167
Surrenders and withdrawals	(116)	(109)	(111)	(116)	(109)
Benefit payments	(8)	(8)	(12)	(10)	(12)

Net Flows	54	123	57	48	46
Investment performance	(1,121)	576	809	(304)	401
Net transfers from (to) general account	(27)	(27)	(28)	(23)	(30)
Policy charges	(136)	(136)	(134)	(133)	(133)
Other	-	(661)	(9)	3	(1)

Balance, end of period	$8,071	$7,946	$8,641	$8,232	$8,515
ANNUITIES
	For the Three Months Ended
Unaudited (In millions)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012
Balance, beginning of period	$118,463	$108,655	$120,263	$133,462	$131,416
Premiums and deposits (4)	6,787	5,778	4,232	3,870	3,836
Surrenders and withdrawals	(2,112)	(1,993)	(2,151)	(2,103)	(2,019)
Benefit payments	(209)	(203)	(242)	(254)	(242)

Net Flows	4,466	3,582	1,839	1,513	1,575
Investment performance	(14,329)	7,214	10,760	(3,587)	6,637
Net transfers from (to) general account	624	1,401	1,251	750	604
Policy charges	(574)	(589)	(652)	(723)	(750)
Other	5	-	1	1	2

Balance, end of period	$108,655	$120,263	$133,462	$131,416	$139,484

(1)      Certain amounts in prior periods have been revised to conform with current period presentation. In the third quarter of 2012, MetLife, Inc. further realigned certain products among its existing segments to better conform to the way it manages and assesses its business, and began reporting certain individual disability income and property & casualty products in the Retail segment, which were previously reported in the Group, Voluntary & Worksite Benefits segment.

(2)      All of the property & casualty activity is reflected within the “Other” category.

(3)      Includes premiums and deposits directed to the General Account investment option of variable products.

(4)      Includes company sponsored internal exchanges.

THE AMERICAS RETAIL OTHER EXPENSES BY MAJOR CATEGORY AND SALES BY PRODUCT OTHER EXPENSES (1)
	For the Three Months Ended
Unaudited (In millions)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012

Direct and allocated expenses	$453	$505	$491	$484	$ 460
Pension and post-retirement benefit costs	59	56	57	57	57
Premium taxes, other taxes, and licenses & fees	37	50	48	46	40
Total fixed operating expenses	$549	$611	$596	$587	$ 557

Commissions and other variable expenses	978	903	801	768	751
Total other expenses	$1,527	$1,514	$1,397	$1,355	$ 1,308

SALES BY PRODUCT
	For the Three Months Ended
Unaudited (In millions)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012

Life Sales (2)
Term Life	$32	$35	$34	$36	$ 31
Whole Life	27	29	28	33	30
Variable Life	9	16	8	8	7
Universal Life	52	56	42	37	36
Total Life sales	$120	$136	$112	$114	$ 104
Annuity Sales (3)
Fixed annuity sales	$506	$453	$435	$225	$ 253
Variable annuity sales	8,559	7,229	4,926	4,613	4,595
Total annuity sales	$9,065	$7,682	$5,361	$4,838	$ 4,848
Annuity Separate Account and General Account
Separate Accounts
Total variable annuity separate accounts	$6,442	$5,538	$3,964	$3,669	$ 3,655
General Accounts
Fixed annuity	506	453	435	225	253
Variable annuity	2,117	1,691	962	944	940
Total general accounts	2,623	2,144	1,397	1,169	1,193
Total annuity premiums and deposits	$9,065	$7,682	$5,361	$4,838	$ 4,848

(1)      Certain amounts in prior periods have been revised to conform with current period presentation. In the third quarter of 2012, MetLife, Inc. further realigned certain products among its existing segments to better conform to the way it manages and assesses its business, and began reporting certain individual disability income and property & casualty products in the Retail segment, which were previously reported in the Group, Voluntary & Worksite Benefits segment.

(2)      Statistical sales information is calculated using the LIMRA International, Inc. definition of sales for core direct sales, excluding company sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life insurance.

(3)      Statutory premiums direct and assumed, excluding company sponsored internal exchanges.

THE AMERICAS RETAIL SPREAD BY PRODUCT AND OTHER STATISTICAL INFORMATION SPREAD BY PRODUCT VARIABLE & UNIVERSAL LIFE
	For the Three Months Ended
Unaudited	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012

Investment income yield	6.33%	5.80%	6.42%	6.45%	6.64%
Average crediting rate	4.55%	4.49%	4.61%	4.52%	4.49%
Annualized general account spread (1)	1.78%	1.31%	1.81%	1.93%	2.15%

DEFERRED ANNUITIES
	For the Three Months Ended
Unaudited	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012

Investment income yield	6.07%	6.48%	6.48%	6.42%	6.40%
Average crediting rate	3.50%	3.47%	3.39%	3.41%	3.43%
Annualized general account spread (2)	2.57%	3.01%	3.09%	3.01%	2.97%

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions, except ratios)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012

Life (3)
Operating premiums, fees and other revenues	$1,413	$1,516	$1,378	$1,397	$1,403
Life mortality as percentage of expected	98.5%	81.1%	91.6%	85.6%	91.3%

Lapse Ratio (4)
Traditional life	6.8%	6.1%	5.9%	6.0%	5.9%
Variable & universal life	5.8%	5.4%	5.3%	5.3%	5.1%
Fixed annuity	6.6%	7.8%	9.5%	9.8%	9.9%
Variable annuity	6.9%	6.8%	6.5%	6.2%	6.0%

Retail Property & Casualty
Operating premiums, fees and other revenues	$425	$423	$418	$421	$424
Combined ratio including catastrophes	107.6%	91.2%	91.2%	105.4%	94.6%
Combined ratio excluding catastrophes	87.4%	88.4%	87.1%	80.8%	90.6%

(1)    This represents the general account spread for variable & universal life, a component of Life & Other.

(2)    This represents the general account spread for deferred annuities, a component of Annuities.

(3)    This represents traditional life and variable & universal life, components of Life & Other.

(4)    Lapse ratios are calculated based on the average of the most recent 12 months of experience.

THE AMERICAS GROUP, VOLUNTARY & WORKSITE BENEFITS (1) STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	September 30, 2011	September 30, 2012

OPERATING REVENUES
Premiums	$3,431	$3,491	$3,585	$3,683	$3,753	$10,458	$11,021
Universal life and investment-type product policy fees	159	157	166	165	166	473	497
Net investment income	448	438	436	439	450	1,330	1,325
Other revenues	97	103	108	112	100	287	320
Total operating revenues	4,135	4,189	4,295	4,399	4,469	12,548	13,163

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	3,319	3,212	3,313	3,391	3,449	9,803	10,153
Interest credited to policyholder account balances	46	44	42	43	42	134	127
Capitalization of DAC	(47)	(32)	(31)	(33)	(38)	(144)	(102)
Amortization of DAC and VOBA	43	46	30	28	40	140	98
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	1	-	1
Other expenses	547	559	575	570	547	1,639	1,692
Total operating expenses	3,908	3,829	3,929	3,999	4,041	11,572	11,969

Operating earnings before provision for income tax	227	360	366	400	428	976	1,194
Provision for income tax expense (benefit)	74	120	123	133	145	325	401
Operating earnings	153	240	243	267	283	651	793
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$153	$240	$243	$267	$283	$651	$793

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$153	$240	$243	$267	$283	$651	$793
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(15)	(10)	(7)	13	5	(16)	11
Net derivative gains (losses)	1,034	114	(375)	555	(81)	1,089	99
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	(36)	(34)	(36)	(38)	(33)	(103)	(107)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	1	(1)	-	-	-	1	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	1	(1)	-	-	-	1	-
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(343)	(23)	147	(186)	38	(340)	(1)
Income (loss) from continuing operations, net of income tax	795	285	(28)	611	212	1,283	795
Income (loss) from discontinued operations, net of income tax	2	-	-	-	-	2	-
Net income (loss)	797	285	(28)	611	212	1,285	795
Less: Net income (loss) attributable to noncontrolling interest	-	(1)	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	797	286	(28)	611	212	1,285	795
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$797	$286	$(28)	$611	$212	$1,285	$795

Operating Premiums, Fees and Other Revenues
Group	$3,085	$3,147	$3,253	$3,345	$3,406	$9,438	$10,004
Voluntary & Worksite	602	604	606	615	613	1,780	1,834
Total Group, Voluntary & Worksite Benefits	$3,687	$3,751	$3,859	$3,960	$4,019	$11,218	$11,838

(1)          Certain amounts in prior periods have been revised to conform with current period presentation. In the third quarter of 2012, MetLife, Inc. further realigned certain products among its existing segments to better conform to the way it manages and assesses its business, and began reporting certain individual disability income and property & casualty products in the Retail segment, which were previously reported in the Group, Voluntary & Worksite Benefits segment.

THE AMERICAS
GROUP, VOLUNTARY & WORKSITE BENEFITS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES; AND SEPARATE ACCOUNT LIABILITIES

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES (1), (2)
	For the Three Months Ended
Unaudited (In millions)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012
Balance, beginning of period	$25,330	$25,373	$25,582	$25,661	$26,642
Premiums and deposits	4,276	4,118	4,296	4,330	4,428
Surrenders and withdrawals	(1,190)	(899)	(909)	(898)	(975)
Benefit payments	(2,838)	(2,841)	(2,984)	(3,017)	(3,072)

Net Flows	248	378	403	415	381
Net transfers from (to) separate account	3	2	-	(1)	-
Interest	212	213	212	209	211
Policy charges	(109)	(122)	(125)	(125)	(133)
Other	(311)	(262)	(411)	483	(179)

Balance, end of period	$25,373	$25,582	$25,661	$26,642	$26,922

SEPARATE ACCOUNT LIABILITIES
	For the Three Months Ended
Unaudited (In millions)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012
Balance, beginning of period	$516	$444	$478	$528	$508
Premiums and deposits	47	47	49	49	48
Surrenders and withdrawals	(8)	(7)	(12)	(10)	(10)
Benefit payments	-	-	(1)	(1)	(1)

Net Flows	39	40	36	38	37
Investment performance	(70)	34	53	(18)	28
Net transfers from (to) general account	(3)	(2)	-	1	-
Policy charges	(38)	(38)	(39)	(40)	(39)
Other	-	-	-	(1)	(1)

Balance, end of period	$444	$478	$528	$508	$533

(1)          Certain amounts in prior periods have been revised to conform with current period presentation. In the third quarter of 2012, MetLife, Inc. further realigned certain products among its existing segments to better conform to the way it manages and assesses its business, and began reporting certain individual disability income and property & casualty products in the Retail segment, which were previously reported in the Group, Voluntary & Worksite Benefits segment.

(2)          All of the property & casualty activity is reflected within the “Other” category.

THE AMERICAS GROUP, VOLUNTARY & WORKSITE BENEFITS OTHER EXPENSES BY MAJOR CATEGORY, SPREAD AND OTHER STATISTICAL INFORMATION OTHER EXPENSES (1)
	For the Three Months Ended
Unaudited (In millions)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012

Direct and allocated expenses	$380	$401	$418	$399	$382
Pension and post-retirement benefit costs	21	21	19	19	19
Premium taxes, other taxes, and licenses & fees	56	51	55	60	56
Total fixed operating expenses	$457	$473	$492	$478	$457

Commissions and other variable expenses	90	86	83	92	90
Total other expenses	$547	$559	$575	$570	$547

SPREAD (2)
	For the Three Months Ended
Unaudited	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012

Investment income yield	6.29%	6.05%	6.01%	6.02%	6.22%
Average crediting rate	3.33%	3.29%	3.29%	3.29%	3.31%
Annualized general account spread	2.96%	2.76%	2.72%	2.73%	2.91%

OTHER STATISTICAL INFORMATION
	For the Three Months Ended
Unaudited (In millions, except ratios)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012

Group Life (3)
Operating premiums, fees and other revenues	$1,311	$1,317	$1,362	$1,392	$1,379
Mortality ratio	98.5%	85.2%	89.1%	87.3%	88.1%
Group Non-Medical Health (4)
Operating premiums, fees and other revenues	$1,372	$1,372	$1,415	$1,497	$1,555
Benefit ratio	87.0%	89.7%	87.5%	87.4%	88.5%
Group Property & Casualty
Operating premiums, fees and other revenues	$343	$344	$343	$357	$356
Combined ratio including catastrophes	103.6%	96.9%	92.3%	98.7%	87.8%
Combined ratio excluding catastrophes	88.6%	92.4%	89.8%	86.6%	87.2%

(1)      Certain amounts in prior periods have been revised to conform with current period presentation. In the third quarter of 2012, MetLife, Inc. further realigned certain products among its existing segments to better conform to the way it manages and assesses its business, and began reporting certain individual disability income and property & casualty products in the Retail segment, which were previously reported in the Group, Voluntary & Worksite Benefits segment.

(2)    Excludes property & casualty.

(3)    Excludes accidental death and dismemberment (“AD&D”) and certain experience-rated contracts.

(4)    Includes dental, disability, long term care, AD&D, critical illness and vision.

THE AMERICAS CORPORATE BENEFIT FUNDING STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	September 30, 2011	September 30, 2012

OPERATING REVENUES
Premiums	$835	$716	$507	$523	$450	$2,132	$1,480
Universal life and investment-type product policy fees	69	51	51	57	53	181	161
Net investment income	1,375	1,337	1,401	1,431	1,421	4,169	4,253
Other revenues	61	67	64	65	64	182	193
Total operating revenues	2,340	2,171	2,023	2,076	1,988	6,664	6,087

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,459	1,362	1,092	1,131	1,070	3,925	3,293
Interest credited to policyholder account balances	327	330	339	338	339	993	1,016
Capitalization of DAC	(6)	(2)	(7)	(8)	(13)	(23)	(28)
Amortization of DAC and VOBA	4	3	10	4	4	14	18
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	2	2	2	2	2	7	6
Other expenses	136	129	128	120	120	384	368
Total operating expenses	1,922	1,824	1,564	1,587	1,522	5,300	4,673

Operating earnings before provision for income tax	418	347	459	489	466	1,364	1,414
Provision for income tax expense (benefit)	146	121	161	171	163	478	495
Operating earnings	272	226	298	318	303	886	919
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$272	$226	$298	$318	$303	$886	$919

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$272	$226	$298	$318	$303	$886	$919
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	83	(66)	(98)	144	(25)	85	21
Net derivative gains (losses)	447	146	(243)	288	(194)	280	(149)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	35	24	29	10	16	109	55
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(38)	7	(6)	(16)	(12)	(42)	(34)
Interest credited to policyholder account balances	(2)	(1)	(2)	(1)	(5)	(18)	(8)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	3	(4)	-	-	(2)	4	(2)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(185)	(35)	111	(148)	78	(147)	41
Income (loss) from continuing operations, net of income tax	615	297	89	595	159	1,157	843
Income (loss) from discontinued operations, net of income tax	6	-	4	3	-	27	7
Net income (loss)	621	297	93	598	159	1,184	850
Less: Net income (loss) attributable to noncontrolling interest	2	(5)	-	-	-	2	-
Net income (loss) attributable to MetLife, Inc.	619	302	93	598	159	1,182	850
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.'s common shareholders	$619	$302	$93	$598	$159	$1,182	$850

Total Operating Premiums, Fees and Other Revenues	$965	$834	$622	$645	$567	$2,495	$1,834

THE AMERICAS CORPORATE BENEFIT FUNDING FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES; AND SEPARATE ACCOUNT LIABILITIES

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
	For the Three Months Ended
Unaudited (In millions)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012
Balance, beginning of period	$104,538	$104,585	$106,024	$108,339	$114,430
Premiums and deposits	14,309	13,677	17,655	19,383	12,906
Surrenders and withdrawals	(17,348)	(12,491)	(14,745)	(14,885)	(12,028)
Benefit payments	(881)	(860)	(838)	(850)	(899)

Net Flows	(3,920)	326	2,072	3,648	(21)
Net transfers from (to) separate account	(12)	(31)	(5)	(11)	(11)
Interest	1,015	1,010	1,021	1,059	1,041
Policy charges	(34)	(32)	(21)	(31)	(34)
Other	2,998	166	(752)	1,426	1,254

Balance, end of period	$104,585	$106,024	$108,339	$114,430	$116,659

SEPARATE ACCOUNT LIABILITIES
	For the Three Months Ended
Unaudited (In millions)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012
Balance, beginning of period	$63,252	$65,054	$64,851	$68,635	$69,704
Premiums and deposits	3,064	1,984	2,383	1,546	2,494
Surrenders and withdrawals	(2,050)	(2,106)	(1,311)	(1,198)	(757)
Benefit payments	(17)	(13)	(16)	(17)	(21)

Net Flows	997	(135)	1,056	331	1,716
Investment performance	799	1,354	1,115	1,077	1,466
Net transfers from (to) general account	12	31	5	11	11
Policy charges	(63)	(79)	(84)	(81)	(78)
Other	57	(1,374)	1,692	(269)	4,086

Balance, end of period	$65,054	$64,851	$68,635	$69,704	$76,905

THE AMERICAS CORPORATE BENEFIT FUNDING OTHER EXPENSES BY MAJOR CATEGORY AND SPREAD OTHER EXPENSES BY MAJOR CATEGORY
	For the Three Months Ended
Unaudited (In millions)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012

Direct and allocated expenses	$ 72	$ 84	$ 76	$ 61	$ 63
Pension and post-retirement benefit costs	12	12	11	11	11
Premium taxes, other taxes, and licenses & fees	10	4	3	5	5
Total fixed operating expenses	$ 94	$ 100	$ 90	$ 77	$ 79

Commissions and other variable expenses	42	29	38	43	41
Total other expenses	$ 136	$ 129	$ 128	$ 120	$ 120

SPREAD
	For the Three Months Ended
Unaudited	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012

Investment income yield	5.23%	5.12%	5.35%	5.27%	5.07%
Average crediting rate	3.81%	3.87%	3.87%	3.72%	3.64%
Annualized general account spread	1.42%	1.25%	1.48%	1.55%	1.43%

THE AMERICAS LATIN AMERICA STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	September 30, 2011	September 30, 2012

OPERATING REVENUES
Premiums	$672	$601	$686	$652	$610	$1,913	$1,948
Universal life and investment-type product policy fees	188	186	196	196	189	571	581
Net investment income	289	298	299	283	299	727	881
Other revenues	8	1	5	3	3	14	11
Total operating revenues	1,157	1,086	1,186	1,134	1,101	3,225	3,421

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	576	530	592	568	507	1,534	1,667
Interest credited to policyholder account balances	95	91	100	90	99	280	289
Capitalization of DAC	(78)	(64)	(84)	(71)	(83)	(231)	(238)
Amortization of DAC and VOBA	45	53	55	54	42	154	151
Amortization of negative VOBA	-	(2)	(2)	(1)	(1)	(4)	(4)
Interest expense on debt	-	-	1	-	(4)	1	(3)
Other expenses	333	324	326	323	353	981	1,002
Total operating expenses	971	932	988	963	913	2,715	2,864

Operating earnings before provision for income tax	186	154	198	171	188	510	557
Provision for income tax expense (benefit)	45	31	50	36	36	119	122
Operating earnings	141	123	148	135	152	391	435
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$141	$123	$148	$135	$152	$391	$435

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$141	$123	$148	$135	$152	$391	$435
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(8)	(5)	3	(13)	(2)	(1)	(12)
Net derivative gains (losses)	(45)	6	37	(14)	19	(42)	42
Premiums	23	23	22	22	16	69	60
Universal life and investment-type product policy fees	2	2	3	4	1	6	8
Net investment income	7	36	51	26	45	44	122
Other revenues	-	(1)	-	1	-	-	1
Policyholder benefits and claims and policyholder dividends	(159)	(21)	(86)	(144)	26	(371)	(204)
Interest credited to policyholder account balances	(7)	(36)	(51)	(25)	(37)	(42)	(113)
Capitalization of DAC	3	2	2	2	1	7	5
Amortization of DAC and VOBA	(1)	(1)	(1)	(2)	-	(3)	(3)
Amortization of negative VOBA	1	1	1	1	-	3	2
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	(12)	(18)	(10)	(13)	(8)	(40)	(31)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	44	(1)	10	38	(12)	83	36
Income (loss) from continuing operations, net of income tax	(11)	110	129	18	201	104	348
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	(11)	110	129	18	201	104	348
Less: Net income (loss) attributable to noncontrolling interest	-	-	-	1	-	-	1
Net income (loss) attributable to MetLife, Inc.	(11)	110	129	17	201	104	347
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$(11)	$110	$129	$17	$201	$104	$347

Total Operating Premiums, Fees and Other Revenues	$868	$788	$887	$851	$802	$2,498	$2,540

ASIA (1) STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	September 30, 2011	September 30, 2012

OPERATING REVENUES
Premiums	$1,967	$1,942	$2,039	$2,064	$2,112	$5,774	$6,215
Universal life and investment-type product policy fees	357	323	362	352	388	1,020	1,102
Net investment income	643	676	681	760	709	1,799	2,150
Other revenues	8	8	16	(3)	4	28	17
Total operating revenues	2,975	2,949	3,098	3,173	3,213	8,621	9,484

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,325	1,308	1,360	1,435	1,455	3,931	4,250
Interest credited to policyholder account balances	414	414	429	426	468	1,193	1,323
Capitalization of DAC	(576)	(515)	(587)	(555)	(579)	(1,530)	(1,721)
Amortization of DAC and VOBA	407	323	373	419	396	1,163	1,188
Amortization of negative VOBA	(137)	(134)	(131)	(128)	(128)	(426)	(387)
Interest expense on debt	-	-	1	4	-	-	5
Other expenses	1,213	1,151	1,191	1,153	1,206	3,371	3,550
Total operating expenses	2,646	2,547	2,636	2,754	2,818	7,702	8,208

Operating earnings before provision for income tax	329	402	462	419	395	919	1,276
Provision for income tax expense (benefit)	107	143	161	140	136	298	437
Operating earnings	222	259	301	279	259	621	839
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$222	$259	$301	$279	$259	$621	$839

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$222	$259	$301	$279	$259	$621	$839
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(34)	(109)	(78)	(43)	(47)	(196)	(168)
Net derivative gains (losses)	168	(27)	(30)	50	(31)	229	(11)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	(1)	(1)	(2)	-	(4)
Net investment income	(443)	(147)	508	(357)	135	(374)	286
Other revenues	5	5	5	6	7	8	18
Policyholder benefits and claims and policyholder dividends	(9)	(21)	(23)	(21)	(38)	(27)	(82)
Interest credited to policyholder account balances	421	155	(515)	352	(134)	357	(297)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	(20)	1	1	1	(2)	(20)	-
Amortization of negative VOBA	19	17	17	16	15	57	48
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	1	2	6	10	4	1	20
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	(55)	58	53	(21)	27	(14)	59
Income (loss) from continuing operations, net of income tax	275	193	244	271	193	642	708
Income (loss) from discontinued operations, net of income tax	(11)	27	-	-	-	(71)	-
Net income (loss)	264	220	244	271	193	571	708
Less: Net income (loss) attributable to noncontrolling interest	1	8	7	10	8	1	25
Net income (loss) attributable to MetLife, Inc.	263	212	237	261	185	570	683
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$263	$212	$237	$261	$185	$570	$683

Total Operating Premiums, Fees and Other Revenues	$2,332	$2,273	$2,417	$2,413	$2,504	$6,822	$7,334

(1)          Certain amounts in prior periods have been revised to conform with current period presentation. In the third quarter of 2012, MetLife, Inc. further realigned certain businesses among its existing segments to better conform to the way it manages and assesses its business, and began reporting the results of South Asia and India in the Asia segment, which were previously reported in the EMEA segment.

EMEA (1) STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	September 30, 2011	September 30, 2012

OPERATING REVENUES
Premiums	$630	$581	$652	$627	$536	$1,896	$1,815
Universal life and investment-type product policy fees	67	79	80	71	82	236	233
Net investment income	151	107	157	127	122	455	406
Other revenues	29	39	36	27	35	84	98
Total operating revenues	877	806	925	852	775	2,671	2,552

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	341	282	343	343	255	1,008	941
Interest credited to policyholder account balances	35	48	33	26	32	118	91
Capitalization of DAC	(157)	(174)	(177)	(200)	(158)	(495)	(535)
Amortization of DAC and VOBA	142	152	146	180	130	461	456
Amortization of negative VOBA	(13)	(7)	(4)	(35)	(26)	(46)	(65)
Interest expense on debt	-	(1)	-	1	2	1	3
Other expenses	423	433	471	422	440	1,290	1,333
Total operating expenses	771	733	812	737	675	2,337	2,224

Operating earnings before provision for income tax	106	73	113	115	100	334	328
Provision for income tax expense (benefit)	41	26	41	37	38	130	116
Operating earnings	65	47	72	78	62	204	212
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$65	$47	$72	$78	$62	$204	$212

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$65	$47	$72	$78	$62	$204	$212
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(220)	(221)	(18)	(18)	73	(304)	37
Net derivative gains (losses)	22	3	29	14	13	29	56
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	13	1	-	14
Net investment income	(388)	101	458	(178)	348	(128)	628
Other revenues	-	(1)	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	384	(81)	(450)	177	(337)	120	(610)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	(16)	(2)	-	(18)
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	(21)	(23)	6	(20)	(22)	(63)	(36)
Goodwill impairment	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	84	57	(22)	36	(32)	107	(18)
Income (loss) from continuing operations, net of income tax	(74)	(118)	75	86	104	(35)	265
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	(74)	(118)	75	86	104	(35)	265
Less: Net income (loss) attributable to noncontrolling interest	(11)	(6)	17	(6)	(5)	(6)	6
Net income (loss) attributable to MetLife, Inc.	(63)	(112)	58	92	109	(29)	259
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$(63)	$(112)	$58	$92	$109	$(29)	$259

Total Operating Premiums, Fees and Other Revenues	$726	$699	$768	$725	$653	$2,216	$2,146

(1)          Certain amounts in prior periods have been revised to conform with current period presentation. In the third quarter of 2012, MetLife, Inc. further realigned certain businesses among its existing segments to better conform to the way it manages and assesses its business, and began reporting the results of South Asia and India in the Asia segment, which were previously reported in the EMEA segment.

CORPORATE & OTHER (1) STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	September 30, 2011	September 30, 2012

OPERATING REVENUES
Premiums	$14	$13	$14	$14	$15	$41	$43
Universal life and investment-type product policy fees	39	40	40	39	38	115	117
Net investment income	213	207	192	238	117	681	547
Other revenues	11	6	14	5	8	54	27
Total operating revenues	277	266	260	296	178	891	734

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	61	25	11	52	31	101	94
Interest credited to policyholder account balances	-	-	-	12	11	-	23
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	1	-	-	1	-	1
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	325	324	311	290	285	969	886
Other expenses	153	147	155	108	146	358	409
Total operating expenses	539	497	477	462	474	1,428	1,413

Operating earnings before provision for income tax	(262)	(231)	(217)	(166)	(296)	(537)	(679)
Provision for income tax expense (benefit)	(190)	(167)	(180)	(144)	(192)	(417)	(516)
Operating earnings	(72)	(64)	(37)	(22)	(104)	(120)	(163)
Preferred stock dividends	30	31	30	31	30	91	91
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(102)	$(95)	$(67)	$(53)	$(134)	$(211)	$(254)

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$(72)	$(64)	$(37)	$(22)	$(104)	$(120)	$(163)
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	91	(171)	21	(205)	(35)	(11)	(219)
Net derivative gains (losses)	1,096	(213)	(870)	227	(635)	889	(1,278)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	186	137	197	178	63	540	438
Other revenues	297	231	140	(40)	13	638	113
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	(98)	(43)	(43)	(45)	(40)	(282)	(128)
Other expenses	(392)	(454)	(527)	(376)	(235)	(1,050)	(1,138)
Goodwill impairment	-	-	-	-	(176)	-	(176)
Provision for income tax (expense) benefit	(400)	204	374	95	309	(244)	778
Income (loss) from continuing operations, net of income tax	708	(373)	(745)	(188)	(840)	360	(1,773)
Income (loss) from discontinued operations, net of income tax	3	-	-	-	-	4	-
Net income (loss)	711	(373)	(745)	(188)	(840)	364	(1,773)
Less: Net income (loss) attributable to noncontrolling interest	1	2	-	3	(6)	(4)	(3)
Net income (loss) attributable to MetLife, Inc.	710	(375)	(745)	(191)	(834)	368	(1,770)
Less: Preferred stock dividends	30	31	30	31	30	91	91
Less: Preferred stock redemption premium	-	-	-	-	-	146	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$680	$(406)	$(775)	$(222)	$(864)	$131	$(1,861)

Total Operating Premiums, Fees and Other Revenues	$64	$59	$68	$58	$61	$210	$187

(1)          Certain amounts in the prior periods have been revised to conform with current period presentation. In the third quarter of 2012, MetLife, Inc. began reporting additional MetLife Bank operations as Divested businesses.

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
	At or For the Three Months Ended
Unaudited (In millions)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012
Fixed Maturity Securities
Yield (1)	4.79%	4.90%	4.96%	4.76%	4.85%
Investment income (2), (3), (4)	$3,721	$3,808	$3,840	$3,720	$3,833
Investment gains (losses) (3)	(186)	(478)	(136)	(19)	34
Ending carrying value (2), (3)	354,611	351,011	355,269	367,138	378,748
Mortgage Loans
Yield (1)	5.56%	5.53%	5.62%	5.44%	5.81%
Investment income (3), (4)	806	832	830	764	810
Investment gains (losses) (3)	45	15	36	13	-
Ending carrying value (3)	59,722	61,303	57,281	55,750	56,291
Real Estate and Real Estate Joint Ventures
Yield (1)	4.67%	2.65%	3.76%	8.75%	2.95%
Investment income (3)	96	55	80	185	64
Investment gains (losses) (3)	165	(11)	17	(12)	(15)
Ending carrying value	8,197	8,563	8,472	8,477	8,749
Policy Loans
Yield (1)	5.43%	5.35%	5.30%	5.27%	5.25%
Investment income	162	159	158	156	157
Ending carrying value	11,932	11,892	11,896	11,912	11,949
Equity Securities
Yield (1)	3.59%	4.52%	4.17%	5.24%	3.65%
Investment income	28	35	32	38	26
Investment gains (losses)	(3)	14	(9)	19	3
Ending carrying value	3,118	3,023	3,043	2,882	2,803
Other Limited Partnership Interests
Yield (1)	11.08%	6.16%	11.34%	16.07%	8.66%
Investment income	180	99	182	266	145
Investment gains (losses)	-	(4)	(2)	(9)	(7)
Ending carrying value	6,538	6,378	6,487	6,726	6,730
Cash and Short-term Investments
Yield (1)	1.03%	0.87%	0.69%	0.65%	0.66%
Investment income	38	33	32	34	34
Investment gains (losses)	-	1	-	-	3
Ending carrying value (3)	25,901	27,750	30,465	34,540	31,625
Other Invested Assets (1)
Investment income	158	108	132	197	140
Investment gains (losses) (3)	-	(6)	(25)	(10)	12
Ending carrying value	23,103	23,581	20,172	24,288	23,477
Total Investments
Investment income yield (1)	4.97%	4.87%	5.00%	5.05%	4.88%
Investment fees and expenses yield	(0.13)	(0.14)	(0.13)	(0.13)	(0.13)
Net Investment Income Yield (1), (3), (5)	4.84%	4.73%	4.87%	4.92%	4.75%
Investment income	$5,189	$5,129	$5,286	$5,360	$5,209
Investment fees and expenses	(137)	(143)	(140)	(139)	(140)
Net investment income including Divested businesses	5,052	4,986	5,146	5,221	5,069
Less: Net investment income from Divested businesses (5), (6)	91	94	69	49	21
Net Investment Income (3), (6)	$4,961	$4,892	$5,077	$5,172	$5,048
Ending Carrying Value (3)	$493,122	$493,501	$493,085	$511,713	$520,372
Investment portfolio gains (losses) including Divested businesses	$21	$(469)	$(119)	$(18)	$30
Less: Investment portfolio gains (losses) from Divested businesses (5)	7	(138)	96	(35)	(26)
Investment Portfolio Gains (Losses) (3), (5)	$14	$(331)	$(215)	$17	$56
Gross investment gains	$474	$247	$278	$255	$257
Gross investment losses	(199)	(328)	(335)	(182)	(127)
Writedowns	(261)	(250)	(158)	(56)	(74)
Investment Portfolio Gains (Losses) (3)	14	(331)	(215)	17	56
Investment portfolio gains (losses) income tax (expense) benefit	(5)	118	70	(13)	(13)
Investment Portfolio Gains (Losses), Net of Income Tax	$9	$(213)	$(145)	$4	$43

Derivative Gains (Losses) including Divested businesses	$4,129	$509	$(2,064)	$1,984	$(824)
Less: Derivative gains (losses) from Divested businesses (5)	(139)	(13)	(5)	(2)	-
Derivative gains (losses) (3), (5)	4,268	522	(2,059)	1,986	(824)
Derivative gains (losses) income tax (expense) benefit	(1,496)	(171)	727	(699)	281
Derivative Gains (Losses), Net of Income Tax	$2,772	$351	$(1,332)	$1,287	$(543)

(1)         Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses and reflects the GAAP adjustments described on Page 2 and as presented on Page 32. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as consolidated securitization entities (“CSEs”), contractholder-directed unit-linked investments and securitized reverse residential mortgage loans. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)         Fixed maturity securities includes $684 million, $740 million, $818 million, $799 million and $743 million in ending carrying value, and ($38) million, $25 million, $45 million, ($1) million and $24 million of investment income related to trading and other securities at or for the three months ended September 30, 2011, December 31, 2011, March 31, 2012, June 30, 2012 and September 30, 2012, respectively.

(3)         The reconciliation of the remaining yield table captions to the most directly comparable measures presented in accordance with GAAP are as follows at or for the periods ended September 30, 2011, December 31, 2011, March 31, 2012, June 30, 2012 and September 30, 2012, respectively: A) Trading and other securities (included within fixed maturity securities above) ending carrying value excludes contractholder-directed unit-linked investments of $17,874 million, $17,411 million, $18,119 million, $17,459 million and $15,199 million; B) Ending carrying value excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs: trading and other securities (included within fixed maturity securities above) of $140 million, $117 million, $89 million, $70 million and $53 million, mortgage loans of $3,227 million, $3,138 million, $3,024 million, $2,932 million and $2,879 million and cash and short-term investments of $13 million, $21 million, $3 million, $21 million and $3 million; C) Mortgage loans ending carrying value excludes securitized reverse residential mortgage loans of $0, $7,652 million, $8,283 million, $259 million and $0; D) Net investment income adjustments as presented on Page 32 within the reconciliation to Net Income; E) Investment portfolio gains (losses) presented above and the GAAP adjustments as presented below; and F) Derivative gains (losses) presented above and GAAP adjustments as presented below:

	For the Three Months Ended
	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012
Investment portfolio gains (losses) including Divested businesses - in above yield table	$21	$(469)	$(119)	$(18)	$30
Real estate discontinued operations	(26)	1	(21)	(4)	-
Net investment gains (losses) related to CSEs	(7)	3	(5)	4	15
Other gains (losses) reported in net investment gains (losses) on GAAP basis	(43)	(93)	35	(46)	(23)
Net investment gains (losses) - GAAP basis	$(55)	$(558)	$(110)	$(64)	$22

	For the Three Months Ended
	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012
Derivative gains (losses) including Divested businesses - in above yield table	$4,129	$509	$(2,064)	$1,984	$(824)
Investment hedge adjustments	70	85	89	113	108
Joint venture adjustments	-	-	-	-	-
Settlement of foreign currency earnings hedges	(5)	(4)	(5)	(6)	(7)
PAB hedge adjustments	2	1	2	1	5
Net derivative gains (losses) - GAAP basis	$4,196	$591	$(1,978)	$2,092	$(718)

(4)         Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

(5)         Yields are calculated including net investment income of certain Divested businesses and related carrying values. The net investment income adjustment on Page 32 for all of the Divested businesses for the three months ended March 31, 2012, June 30, 2012 and September 30, 2012, includes $85 million, $88 million and $4 million, respectively, for securitized reverse residential mortgage loans that was excluded from the Mortgage Loans and Total Investments sections presented above. See Page 2 for discussion of Divested businesses.

(6)         Certain amounts in the prior periods have been revised to conform with current period presentation. In the third quarter of 2012, MetLife, Inc. began reporting additional MetLife Bank operations as Divested businesses.

INVESTMENTS INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
		At or For the Year-to-Date Period Ended
	Unaudited (In millions)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012
	Fixed Maturity Securities
	Yield (1)	4.95%	4.94%	4.96%	4.86%	4.86%
	Investment income (2), (3), (4)	$11,208	$15,016	$3,840	$7,560	$11,393
	Investment gains (losses) (3)	(454)	(932)	(136)	(155)	(121)
	Ending carrying value (2), (3)	354,611	351,011	355,269	367,138	378,748
	Mortgage Loans
	Yield (1)	5.54%	5.53%	5.62%	5.53%	5.62%
	Investment income (3), (4)	2,330	3,162	830	1,594	2,404
	Investment gains (losses) (3)	160	175	36	49	49
	Ending carrying value (3)	59,722	61,303	57,281	55,750	56,291
	Real Estate and Real Estate Joint Ventures
	Yield (1)	4.15%	3.76%	3.76%	6.25%	5.14%
	Investment income (3)	252	307	80	265	329
	Investment gains (losses) (3)	241	230	17	5	(10)
	Ending carrying value	8,197	8,563	8,472	8,477	8,749
	Policy Loans
	Yield (1)	5.46%	5.43%	5.30%	5.28%	5.27%
	Investment income	482	641	158	314	471
	Ending carrying value	11,932	11,892	11,896	11,912	11,949
	Equity Securities
	Yield (1)	4.42%	4.44%	4.17%	4.69%	4.36%
	Investment income	106	141	32	70	96
	Investment gains (losses)	(37)	(23)	(9)	10	13
	Ending carrying value	3,118	3,023	3,043	2,882	2,803
	Other Limited Partnership Interests
	Yield (1)	12.07%	10.58%	11.34%	13.74%	12.00%
	Investment income	582	681	182	448	593
	Investment gains (losses)	8	4	(2)	(11)	(18)
	Ending carrying value	6,538	6,378	6,487	6,726	6,730
	Cash and Short-term Investments
	Yield (1)	1.10%	1.04%	0.69%	0.67%	0.67%
	Investment income	122	155	32	66	100
	Investment gains (losses)	1	2	-	-	3
	Ending carrying value (3)	25,901	27,750	30,465	34,540	31,625
	Other Invested Assets (1)
	Investment income	331	439	132	329	469
	Investment gains (losses) (3)	(3)	(9)	(25)	(35)	(23)
	Ending carrying value	23,103	23,581	20,172	24,288	23,477
	Total Investments
	Investment income yield (1)	5.05%	5.00%	5.00%	5.03%	4.98%
	Investment fees and expenses yield	(0.13)	(0.13)	(0.13)	(0.13)	(0.13)
	Net Investment Income Yield (1), (3), (5)	4.92%	4.87%	4.87%	4.90%	4.85%
	Investment income	$15,413	$20,542	$5,286	$10,646	$15,855
	Investment fees and expenses	(403)	(546)	(140)	(279)	(419)
	Net investment income including Divested businesses	15,010	19,996	5,146	10,367	15,436
	Less: Net investment income from Divested businesses (5), (6)	264	358	69	118	139
	Net Investment Income (3), (6)	$14,746	$19,638	$5,077	$10,249	$15,297
	Ending Carrying Value (3)	$493,122	$493,501	$493,085	$511,713	$520,372
	Investment portfolio gains (losses) including Divested businesses	$(84)	$(553)	$(119)	$(137)	$(107)
	Less: Investment portfolio gains (losses) from Divested businesses (5)	(2)	(140)	96	61	35
	Investment Portfolio Gains (Losses) (3), (5)	$(82)	$(413)	$(215)	$(198)	$(142)
	Gross investment gains	$1,107	$1,354	$278	$533	$790
	Gross investment losses	(730)	(1,058)	(335)	(517)	(644)
	Writedowns	(459)	(709)	(158)	(214)	(288)
	Investment Portfolio Gains (Losses) (3)	(82)	(413)	(215)	(198)	(142)
	Investment portfolio gains (losses) income tax (expense) benefit	30	148	70	57	44
	Investment Portfolio Gains (Losses), Net of Income Tax	$(52)	$(265)	$(145)	$(141)	$(98)
	Derivative Gains (Losses) including Divested businesses	$4,036	$4,545	$(2,064)	$(80)	$(904)
	Less: Derivative gains (losses) from Divested businesses (5)	(150)	(163)	(5)	(7)	(7)
	Derivative gains (losses) (3), (5)	4,186	4,708	(2,059)	(73)	(897)
	Derivative gains (losses) income tax (expense) benefit	(1,472)	(1,643)	727	28	309
	Derivative Gains (Losses), Net of Income Tax	$2,714	$3,065	$(1,332)	$(45)	$(588)

(1)

Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses and reflects the GAAP adjustments described on Page 2 and as presented on Page 32. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs, contractholder-directed unit-linked investments and securitized reverse residential mortgage loans. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)

Fixed maturity securities includes $684 million, $740 million, $818 million, $799 million and $743 million in ending carrying value, and $6 million, $31 million, $45 million, $44 million and $68 million of investment income related to trading and other securities at or for the year-to-date period ended September 30, 2011, December 31, 2011, March 31, 2012, June 30, 2012 and September 30, 2012, respectively.

(3)

The reconciliation of the remaining yield table captions to the most directly comparable measures presented in accordance with GAAP are as follows at or for the periods ended September 30, 2011, December 31, 2011, March 31, 2012, June 30, 2012 and September 30, 2012, respectively: A) Trading and other securities (included within fixed maturity securities above) ending carrying value excludes contractholder-directed unit-linked investments of $17,874 million, $17,411 million, $18,119 million, $17,459 million and $15,199 million; B) Ending carrying value excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs: trading and other securities (included within fixed maturity securities above) of $140 million, $117 million, $89 million, $70 million and $53 million, mortgage loans of $3,227 million, $3,138 million, $3,024 million, $2,932 million and $2,879 million and cash and short-term investments of $13 million, $21 million, $3 million, $21 million and $3 million; C) Mortgage loans ending carrying value excludes securitized reverse residential mortgage loans of $0, $7,652 million, $8,283 million, $259 million and $0; D) Net investment income adjustments as presented on Page 32 within the reconciliation to Net Income; E) Investment portfolio gains (losses) presented above and the GAAP adjustments as presented below; and F) Derivative gain (losses) presented above and GAAP adjustments as presented below:

		For the Year-to-Date Period Ended
		September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012
	Investment portfolio gains (losses) including Divested businesses - in above yield table	$(84)	$(553)	$(119)	$(137)	$(107)
	Real estate discontinued operations	(97)	(96)	(21)	(25)	(25)
	Net investment gains (losses) related to certain CSEs	2	5	(5)	(1)	14
	Other gains (losses) reported in net investment gains (losses) on GAAP basis	(130)	(223)	35	(11)	(34)
	Net investment gains (losses) - GAAP basis	$(309)	$(867)	$(110)	$(174)	$(152)

		For the Year-to-Date Period Ended
		September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012
	Derivative gains (losses) including Divested businesses - in above yield table	$4,036	$4,545	$(2,064)	$(80)	$(904)
	Investment hedge adjustments	164	249	89	202	310
	Joint venture adjustments	23	23	-	-	-
	Settlement of foreign currency earnings hedges	(8)	(12)	(5)	(11)	(18)
	PAB hedge adjustments	18	19	2	3	8
	Net derivative gains (losses) - GAAP basis	$4,233	$4,824	$(1,978)	$114	$(604)
(4)	Investment income from fixed maturity securities and mortgage loans includes prepayment fees.
(5)

Yields are calculated including net investment income of certain Divested businesses and related carrying values. The net investment income adjustment on Page 32 for all of the Divested businesses for the year-to-date period ended March 31, 2012, June 30, 2012 and September 30, 2012, includes $85 million, $173 million and $177 million, respectively, for securitized reverse residential mortgage loans that was excluded from the Mortgage Loans and Total Investments sections presented above. See Page 2 for discussion of Divested businesses.

(6)

Certain amounts in the prior periods have been revised to conform with current period presentation. In the third quarter of 2012, MetLife, Inc. began reporting additional MetLife Bank operations as Divested businesses.

INVESTMENTS

GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULES -

FIXED MATURITY SECURITIES AND EQUITY SECURITIES AVAILABLE-FOR-SALE

GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE

FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE (1)

		September 30, 2011		December 31, 2011		March 31, 2012		June 30, 2012		September 30, 2012
	Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

	Less than 20%	$2,818	53.7%	$2,896	52.5%	$1,963	52.6%	$1,813	52.1%	$1,157	51.6%
	20% or more for less than six months	1,377	26.2%	1,332	24.2%	258	6.9%	272	7.8%	111	5.0%
	20% or more for six months or greater	1,055	20.1%	1,285	23.3%	1,512	40.5%	1,397	40.1%	973	43.4%
	Total Gross Unrealized Losses	$5,250	100.0%	$5,513	100.0%	$3,733	100.0%	$3,482	100.0%	$2,241	100.0%

	Total Gross Unrealized Gains	$25,168		$25,973		$25,203		$30,950		$35,455

	GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE EQUITY SECURITIES AVAILABLE-FOR-SALE (1)
		September 30, 2011		December 31, 2011		March 31, 2012		June 30, 2012		September 30, 2012
	Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

	Less than 20%	$53	23.3%	$76	25.4%	$33	18.6%	$56	25.3%	$33	16.6%
	20% or more for less than six months	89	39.0%	123	41.1%	14	7.9%	19	8.6%	28	14.1%
	20% or more for six months or greater	86	37.7%	100	33.5%	130	73.5%	146	66.1%	138	69.3%
	Total Gross Unrealized Losses	$228	100.0%	$299	100.0%	$177	100.0%	$221	100.0%	$199	100.0%

	Total Gross Unrealized Gains	$119		$114		$158		$130		$164

(1)

MetLife, Inc.’s review of its fixed maturity securities and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

INVESTMENTS

SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE BY SECTOR AND QUALITY DISTRIBUTION

AND SUMMARY OF REAL ESTATE AND REAL ESTATE JOINT VENTURES

SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

BY SECTOR AND QUALITY DISTRIBUTION

Unaudited (In millions)		September 30, 2011		December 31, 2011		March 31, 2012		June 30, 2012		September 30, 2012
		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
U.S. corporate securities		$106,575	30.1%	$105,785	30.2%	$105,273	29.7%	$110,373	30.1%	$113,942	30.1%
Foreign corporate securities		63,522	18.0%	64,018	18.3%	65,354	18.4%	63,345	17.3%	65,257	17.3%
Foreign government securities		52,959	15.0%	52,536	15.0%	55,338	15.6%	56,193	15.3%	57,405	15.2%
U.S. Treasury and agency securities		41,834	11.8%	40,012	11.4%	41,416	11.7%	47,841	13.1%	51,448	13.6%
Residential mortgage-backed securities		42,890	12.1%	42,637	12.2%	41,279	11.7%	41,064	11.2%	40,591	10.7%
Commercial mortgage-backed securities		19,585	5.5%	19,069	5.4%	18,732	5.3%	19,017	5.2%	19,440	5.1%
Asset-backed securities		13,421	3.8%	12,979	3.7%	13,143	3.7%	13,892	3.8%	15,005	4.0%
State and political subdivision securities		13,141	3.7%	13,235	3.8%	13,916	3.9%	14,614	4.0%	14,917	4.0%
Total fixed maturity securities available-for-sale		$353,927	100.0%	$350,271	100.0%	$354,451	100.0%	$366,339	100.0%	$378,005	100.0%

NAIC	RATING AGENCY
RATING	DESIGNATION
1	Aaa / Aa / A	$250,596	70.8%	$246,786	70.5%	$248,544	70.1%	$258,302	70.5%	$264,892	70.1%
2	Baa	78,837	22.3%	78,531	22.4%	80,882	22.8%	83,515	22.8%	87,930	23.3%
3	Ba	15,348	4.3%	14,375	4.1%	14,618	4.1%	14,848	4.1%	15,029	4.0%
4	B	7,844	2.2%	8,849	2.5%	9,051	2.6%	8,503	2.3%	8,881	2.3%
5	Caa and lower	1,157	0.3%	1,668	0.5%	1,334	0.4%	1,121	0.3%	1,207	0.3%
6	In or near default	145	0.1%	62	0.0%	22	0.0%	50	0.0%	66	0.0%
Total fixed maturity securities available-for-sale (1)		$353,927	100.0%	$350,271	100.0%	$354,451	100.0%	$366,339	100.0%	$378,005	100.0%

(1)    Amounts presented are based on rating agency designations and equivalent ratings of the National Association of Insurance Commissioners (“NAIC”), except as described  below. Amounts presented for certain structured securities (i.e., non-agency residential mortgage-backed  securities, commercial mortgage-backed securities and asset-backed securities), held by MetLife, Inc.’s insurance subsidiaries that maintain the NAIC statutory basis of accounting are based on ratings from revised NAIC rating methodologies. The NAIC’s  present methodology is to evaluate structured securities held by insurers using the revised NAIC rating methodologies on an annual basis. If such insurance subsidiaries of  MetLife, Inc. acquire structured securities that have not been previously evaluated by the NAIC, but are expected to be evaluated by the NAIC in the upcoming annual review, an  internally developed rating is used until a final rating becomes available. These revised NAIC ratings may not correspond to the rating agency designations. The rating agency designations are based on availability of applicable ratings from those rating agencies on the NAIC acceptable rating organizations list.

SUMMARY OF REAL ESTATE AND REAL ESTATE JOINT VENTURES

	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012
Unaudited (In millions)
Traditional (2), (3)	$ 5,697	$ 5,959	$ 6,954	$ 7,083	$ 7,338
Real estate joint ventures and funds	2,327	2,340	1,172	1,109	1,083
Subtotal	8,024	8,299	8,126	8,192	8,421
Foreclosed	173	264	346	285	328
Total Real Estate and Real Estate Joint Ventures	$ 8,197	$ 8,563	$ 8,472	$ 8,477	$ 8,749
(2) Includes wholly-owned real estate and operating real estate joint ventures. (3) Includes real estate held-for-sale and held-for-investment.

INVESTMENTS SUMMARY OF MORTGAGE LOANS AND SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE SUMMARY OF MORTGAGE LOANS (1), (2)
Unaudited (In millions)	September 30, 2011		December 31, 2011		March 31, 2012		June 30, 2012			September 30, 2012
Commercial mortgage loans	$40,120		$40,440		$40,329		$41,035			$41,941
Agricultural mortgage loans	12,967		13,129		12,946		12,848			12,600
Residential mortgage loans	3,424		689		788		747			818
Mortgage loans held-for-sale	3,740		7,526		3,664		1,481			1,286
Total Mortgage Loans	60,251		61,784		57,727		56,111			56,645
Valuation allowances	(529)		(481)		(446)		(361)			(354)
Total Mortgage Loans, net	$59,722		$61,303		$57,281		$55,750			$56,291

(1)    Excludes the effects of securitized reverse residential mortgage loans which have been sold, but do not qualify for de-recognition. See Page 27, note 3 for the amount excluded for each period presented.

(2)    Excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs. See Page 27, note 3 for the amount excluded for each period presented.

SUMMARY OF COMMERCIAL MORTGAGE LOANS

BY REGION AND PROPERTY TYPE

	September 30, 2011		December 31, 2011		March 31, 2012		June 30, 2012		September 30, 2012
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

South Atlantic	$8,591	21.4%	$9,022	22.3%	$8,968	22.2%	$8,966	21.9%	$8,430	20.1%
Pacific	8,195	20.4%	8,209	20.3%	8,015	19.9%	7,973	19.4%	8,189	19.5%
Middle Atlantic	6,535	16.3%	6,370	15.8%	6,288	15.6%	6,412	15.6%	7,014	16.7%
International	4,540	11.3%	4,713	11.7%	4,839	12.0%	4,955	12.1%	5,436	13.0%
West South Central	3,145	7.9%	3,220	8.0%	3,289	8.1%	3,492	8.5%	3,485	8.3%
East North Central	3,101	7.7%	2,984	7.3%	2,936	7.3%	3,110	7.6%	3,161	7.5%
New England	1,491	3.7%	1,563	3.9%	1,572	3.9%	1,553	3.8%	1,551	3.7%
Mountain	823	2.1%	746	1.8%	810	2.0%	992	2.4%	990	2.4%
East South Central	454	1.1%	487	1.2%	483	1.2%	460	1.1%	459	1.1%
West North Central	511	1.3%	365	0.9%	346	0.9%	338	0.8%	335	0.8%
Multi-Region and Other	2,734	6.8%	2,761	6.8%	2,783	6.9%	2,784	6.8%	2,891	6.9%
Total	$40,120	100.0%	$40,440	100.0%	$40,329	100.0%	$41,035	100.0%	$41,941	100.0%

Office	$19,290	48.1%	$18,582	45.9%	$18,320	45.4%	$18,502	45.1%	$18,899	45.1%
Retail	8,564	21.3%	9,524	23.6%	9,545	23.7%	9,669	23.6%	9,758	23.3%
Apartments	4,166	10.4%	4,011	9.9%	3,930	9.7%	4,303	10.5%	4,114	9.8%
Hotel	2,982	7.4%	3,114	7.7%	3,136	7.8%	3,181	7.7%	3,482	8.3%
Industrial	3,138	7.8%	3,102	7.7%	3,288	8.2%	3,224	7.9%	3,237	7.7%
Other	1,980	5.0%	2,107	5.2%	2,110	5.2%	2,156	5.2%	2,451	5.8%
Total	$40,120	100.0%	$40,440	100.0%	$40,329	100.0%	$41,035	100.0%	$41,941	100.0%

METLIFE, INC. (1) APPENDIX RECONCILIATION DETAIL
	For the Three Months Ended					For the Year-to-Date Period Ended
Unaudited (In millions)	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	September 30, 2011	September 30, 2012

Reconciliation to Net Income (Loss) and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$995	$1,275	$1,494	$1,463	$1,447	$3,524	$4,404
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(55)	(558)	(110)	(64)	22	(309)	(152)
Net derivative gains (losses)	4,196	591	(1,978)	2,092	(718)	4,233	(604)
Premiums - Divested businesses	23	23	22	22	16	69	60
Universal life and investment-type product policy fees
Unearned revenue adjustments	16	-	(6)	20	(4)	14	10
GMIB fees	74	66	72	74	86	190	232
Divested businesses	2	2	3	4	1	6	8
Net investment income
Investment hedge adjustments	(70)	(85)	(89)	(113)	(108)	(164)	(310)
Income from discontinued real estate operations	(3)	(1)	-	(2)	-	(9)	(2)
Joint venture adjustments	-	-	-	-	-	(23)	-
Unit-linked contract income	(824)	(16)	1,015	(517)	512	(437)	1,010
Securitization entities income	97	43	43	42	40	281	125
Divested businesses	91	94	154	137	25	264	316
Other revenues
Settlement of foreign currency earnings hedges	5	4	5	6	7	8	18
Divested businesses	297	230	140	(39)	13	638	114
Policyholder benefits and claims and policyholder dividends
PDO adjustments	-	-	-	-	-	-	-
Inflation adjustments and pass through adjustments	(189)	(24)	(98)	(169)	(13)	(396)	(280)
GMIB costs	411	(448)	(388)	52	(278)	256	(614)
Market value adjustments	(4)	-	(7)	(2)	(1)	(7)	(10)
Divested businesses	(16)	(13)	(15)	(12)	(11)	(44)	(38)
Interest credited to policyholder account balances
PAB hedge adjustments	(2)	(1)	(2)	(1)	(5)	(18)	(8)
Unit-linked contract costs	801	40	(1,016)	509	(507)	443	(1,014)
Divested businesses	(3)	(2)	-	(5)	(1)	(8)	(6)
Capitalization of DAC - Divested businesses	3	2	2	2	1	7	5
Amortization of DAC and VOBA
Related to NIGL and NDGL	(426)	(16)	192	(257)	(14)	(510)	(79)
Related to GMIB fees and GMIB costs	(129)	90	113	(58)	57	(103)	112
Related to market value adjustments	-	-	-	-	-	-	-
Divested businesses	(1)	(1)	(1)	(2)	-	(3)	(3)
Amortization of negative VOBA
Related to market value adjustments	19	17	17	16	15	57	48
Divested businesses	1	1	1	1	-	3	2
Interest expense on debt
Securitization entities debt expense	(97)	(43)	(43)	(42)	(40)	(281)	(125)
Divested businesses	(1)	-	-	(3)	-	(1)	(3)
Other expenses
Noncontrolling interest	(7)	1	24	11	(13)	(9)	22
Regulatory implementation costs	(3)	(9)	(7)	(14)	(18)	(14)	(39)
Acquisition & integration costs	(85)	(133)	(75)	(56)	(80)	(279)	(211)
Divested businesses	(325)	(357)	(467)	(340)	(152)	(845)	(959)
Goodwill impairment	-	-	-	-	(1,868)	-	(1,868)
Provision for income tax (expense) benefit	(1,349)	191	871	(455)	632	(1,105)	1,048
Income (loss) from continuing operations, net of income tax	3,442	963	(134)	2,300	(957)	5,428	1,209
Income (loss) from discontinued operations, net of income tax	8	25	14	3	-	(1)	17
Net income (loss)	3,450	988	(120)	2,303	(957)	5,427	1,226
Less: Net income (loss) attributable to noncontrolling interest	(6)	(2)	24	8	(3)	(6)	29
Net income (loss) attributable to MetLife, Inc.	3,456	990	(144)	2,295	(954)	5,433	1,197
Less: Preferred stock dividends	30	31	30	31	30	91	91
Less: Preferred stock redemption premium	-	-	-	-	-	146	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$3,426	$959	$(174)	$2,264	$(984)	$5,196	$1,106

(1)

Certain amounts in the prior periods have been revised to conform with current period presentation. In the third quarter of 2012, MetLife, Inc. began reporting additional MetLife Bank operations as Divested businesses.